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                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-72325) of Pinnacle Global Group, Inc. of our report dated March 17, 2000 relating to the financial statements and financial statement schedule which appear in this Form 10-K.


                                               PricewaterhouseCoopers LLP


Houston, Texas
March 29, 2000